                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2006

                       TRANSACT TECHNOLOGIES INCORPORATED
             (Exact name of registrant as specified in its charter)

          Delaware                        0-21121                 06-1456680
(State or other jurisdiction            (Commission            (I.R.S. employer
      of incorporation)                file number)          identification no.)

      7 Laser Lane, Wallingford, CT                                      06492
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 31, 2006, we amended our credit facility with TD Banknorth, N.A. to extend the expiration date of this facility from July 31, 2006 to November 29, 2006. Our credit facility with TD Banknorth N.A. provides for an $11.5 million revolving credit facility, under which we currently have no outstanding borrowings. We extended the term of the credit facility to allow sufficient time to consider financing alternatives.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit   Description
-------   -----------
99.1      Third Amendment to Revolving Credit, Equipment Loan and Security
          Agreement dated as of July 31, 2006 between TransAct Technologies
          Incorporated and TD Banknorth, N.A.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED


By: /s/ Steven A. DeMartino
    -----------------------------------
    Steven A. DeMartino
    Executive Vice President and
    Chief Financial Officer

Date: August 2, 2006


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

                                  EXHIBIT LIST

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

Exhibit   Description
-------   -----------
99.1      Third Amendment to Revolving Credit, Equipment Loan and Security
          Agreement dated as of July 31, 2006 between TransAct Technologies
          Incorporated and TD Banknorth, N.A.


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